Exhibit 4.1

VIRGIN MEDIA SECURED FINANCE PLC,
as Issuer

VIRGIN MEDIA INC.,
as Parent

VIRGIN MEDIA FINANCE PLC,
As VM FinanceCo

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED,
as the Company

THE SUBSIDIARY GUARANTORS PARTIES HERETO

6.50% Senior Secured Notes due 2018
7.00% Senior Secured Notes due 2018

FIFTH SUPPLEMENTAL INDENTURE

Dated as of February 13, 2013

THE BANK OF NEW YORK MELLON,

as Trustee and Paying Agent

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.

as Luxembourg Paying Agent

FIFTH SUPPLEMENTAL INDENTURE, dated as of February 13, 2013, among Virgin Media Secured Finance PLC, a public limited company organized under the laws of England and Wales (the “Issuer”), Virgin Media Inc., a Delaware corporation (“Parent”), Virgin Media Finance PLC, a public limited company incorporated under the laws of England and Wales (“VM FinanceCo”), Virgin Media Investment Holdings Limited, a limited company incorporated under the laws of England and Wales (the “Company”), certain subsidiaries of the Parent from time to time parties hereto (the “Subsidiary Guarantors”), The Bank of New York Mellon, as trustee (the “Trustee”) and paying agent (the “Paying Agent”), The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg Paying Agent (and together with the Paying Agent, the “Paying Agent”), to the Indenture, dated as of January 19, 2010 among such parties (as supplemented by the first supplemental indenture dated as of April 19, 2010, the second supplemental indenture dated as of May 17, 2010, the third supplemental indenture dated as of June 10, 2010, and the fourth supplemental indenture dated as of February 18, 2011, the “Indenture”). All references to the “Indenture” shall be to the Indenture and, as applicable, this Supplemental Indenture.

WHEREAS, the Issuer, the Parent, VM FinanceCo, the Company, the Subsidiary Guarantors, the Trustee and the Paying Agents have heretofore executed and delivered, as applicable, the Indenture;

WHEREAS, Section 9.02 of the Indenture provides that the Parent, the Company, the Issuer, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Note Guarantees with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding;

WHEREAS, Liberty Global, Inc. (“LGI”) and certain of its subsidiaries (“Merger Subs”) entered into a merger agreement (the “Merger Agreement”), with the Parent, pursuant to which, through a series of intermediate steps and transactions, one of the Merger Subs will merge with Parent (the “Change of Control Transaction”);

WHEREAS, the purpose of this Supplemental Indenture is to (1) waive certain provisions of the Indenture that would require a Repurchase Offer upon the Change of Control Transaction and waive any and all other defaults that might result from the consummation of the Change of Control Transaction, (2) amend the definition of “Change of Control”, (3) amend Section 4.03 of the Indenture and (4) amend or add relevant definitions in the Indenture related to the foregoing, in each case as described in the Consent Solicitation Statement distributed to Holders on February 6, 2013 (the “February 2013 Consent Solicitation Statement”);

WHEREAS, all requirements necessary to make this Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms have been done and performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

NOW, THEREFORE, in consideration of the premises hereof, the parties have executed and delivered this Supplemental Indenture, and the Issuer, the Parent, VM FinanceCo, the Company, the Subsidiary Guarantors and the Trustee agree for the benefit of each other and for the equal and ratable benefit of the Holders, as follows:

SECTION 1. Capitalized Terms

Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

SECTION 2. Effectiveness; Conditions Precedent

(A)          Each of the Issuer, the Parent, VM FinanceCo, the Company and the Subsidiary Guarantors represents and warrants that each of the conditions precedent to the amendment and supplement of the Indenture (including such conditions pursuant to Section 9.02 of the Indenture) have been satisfied in all respects. Pursuant to Section 9.02 of the Indenture, the Holders of at least a majority in principal amount of the outstanding Notes voting as a single class have consented to the waivers and amendments set forth in the February 2013 Consent Solicitation Statement with respect to the Notes and the Indenture and have authorized and directed the Trustee to execute this Supplemental Indenture. The Issuer, the Parent, VM FinanceCo, the Company, the Subsidiary Guarantors and the Trustee are on this date executing this Supplemental Indenture which will become effective on the date hereof.

(B)          The waivers and amendments set forth in Sections 3 and 4 hereof shall become operative in respect of the Notes, and the terms of the Indenture and each Global Note shall be waived, amended, supplemented, modified or deleted as provided for in Sections 3 and 4 below, (i) upon execution of this supplemental indenture with respect to Section 3 below and (ii) upon the consummation of the Change of Control Transaction with respect to Section 4, in accordance with the terms of the February 2013 Consent Solicitation Statement which shall be evidenced by delivery to the Trustee of a notice confirming the consummation of the Change of Control Transaction by the Issuer. If the Trustee receives written notice from the Issuer that the Waiver Payment (as defined in the February 2013 Consent Solicitation Statement) or the Amendment Payment (as defined in the February 2013 Consent Solicitation Statement) is not made promptly following the Expiration Time (as defined in the February 2013 Consent Solicitation Statement) or the Amendment Payment Date (as defined in the February 2013 Consent Solicitation Statement), respectively, in accordance with the terms of the February 2013 Consent Solicitation Statement, this Supplemental Indenture shall terminate immediately without any waivers or amendments contained in Sections 3 and 4 hereof becoming or remaining operative, as applicable, and without the need for further action hereunder or thereunder.

SECTION 3. Waivers

Pursuant to Section 9.02 of the Indenture and subject to Section 2 hereof, all Holders and every subsequent Holder of the Notes shall be bound by the following waivers with respect to the Indenture and the Notes:

The Holders expressly waive the right to a Repurchase Offer pursuant to Section 4.15 of the Indenture (Offer to Repurchase Upon Change of Control) in connection with the Change of Control Transaction, such that the Holders will not be able to require the Issuer to repurchase their Notes as a result of the Change of Control resulting from the Change of Control Transaction, and waive any and all defaults under the Indenture that may arise as a result of the consumation of the Change of Control Transaction.

SECTION 4. Indenture Amendments

Pursuant to Section 9.02 of the Indenture and subject to Section 2 hereof, the Indenture is hereby amended as follows:

(i)            The following definitions in Section 1.01 of the Indenture are hereby deleted in their entirety and replaced with the following:

“Change of Control” means:

(1)             Virgin Media Communications (a) ceases to be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company and (b) ceases, by virtue of any powers conferred by the articles of association or other documents regulating the Company to, directly or indirectly, direct or cause the direction of management and policies of the Company;

(2)             the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and the Restricted Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder;

(3)              at any time after the consummation of the Debt Pushdown, the Company ceases to own directly or indirectly all of the Capital Stock of the Issuer; or

(4)              the adoption by the stockholders of the Company or the Issuer of a plan or proposal for the liquidation or dissolution of the Company or the Issuer, other than a transaction complying with Section 5.01”

provided that a Change of Control shall not be deemed to have occurred pursuant to clause (1) of this definition upon the consummation of the Post-Closing Reorganization or a Spin-Off.

Notwithstanding the foregoing, upon consummation of the Post-Closing Reorganization or a Spin-Off, “Virgin Media Communications” in clause (1) will be replaced with New Immediate Holdco, in respect of the Post-Closing Reorganization, and the Spin Parent, in respect of a Spin-Off.

“Virgin Media Communications” means Virgin Media Communications Limited, a company incorporated under the laws of England and Wales, together with its successors (by merger, consolidation, transfer, conversion of legal form or otherwise).

(ii)           The following definitions are hereby added to Section 1.01 of the Indenture in their relevant alphabetical location:

“New Immediate Holdco” means the direct Subsidiary of the Ultimate Parent following the Post Closing Reorganization.

“New Listco” means Lynx Europe Limited, together with its successors.

“Post-Closing Reorganizations” means(i) the distribution or other transfer of Virgin Media Communications and its Subsidiaries or a Parent of Virgin Media Communications and its Subsidiaries to the Ultimate Parent or another direct Subsidiary of the Ultimate Parent through one or more mergers, transfers, consolidations or other similar transactions such that Virgin Media Communications or such Parent will become the direct Subsidiary of the Ultimate Parent or such other direct Subsidiary of the Ultimate Parent, (ii) the issuance by Virgin Media Communications or VM FinanceCo of Capital Stock to the Ultimate Parent or another direct Subsidiary of the Ultimate Parent and, as consideration therefor, the assignment by the Ultimate Parent or a direct Subsidiary of the Ultimate Parent of a loan receivable to Virgin Media Communications or VM FinanceCo, as the case may be, and/or (iii) the insertion of a new entity as a direct Subsidiary of Virgin Media Communications, which new entity will become a parent of VM FinanceCo.

“Spin-Off” means a transaction by which all outstanding ordinary shares of Virgin Media Communications or a Parent of Virgin Media Communications directly or indirectly owned by the Ultimate Parent are distributed to all of the Ultimate Parent’s shareholders in proportion to such shareholders’ holdings in the Ultimate Parent at the time of such transaction either directly or indirectly through the distribution of shares in a company holding Virgin Media Communications’ shares or Parent’s shares.

“Spin Parent” means the company the shares of which are distributed to the shareholders of the Ultimate Parent pursuant to the Spin-Off.

“Successor Reporting Entity” means successor to New ListCo or any parent of the Company that files an Annual Report on Form 10-K with the SEC.

“Ultimate Parent” means New ListCo.

“Virgin Reporting Entity” refers to Virgin Media, or following any transaction whereby the Company is no longer a direct or indirect Subsidiary of Virgin Media, VM FinanceCo or another Parent of VM FinanceCo.

(iii)          Section 4.03 of the Indenture is hereby amended and restated in its entirety as follows:

Section 4.03 Ongoing Reporting.

(a)              So long as the Notes are outstanding, the Company will furnish to the Trustee, without cost to the Trustee (who, at the Issuer’s expense, will furnish by mail to the Holders) and, in each case of clauses (2) and (3) below, will post on its website (or make similar disclosure); provided, however, that to the extent any reports are filed on the SEC’s website or the Company’s website, such reports shall be deemed to be furnished to the Trustee and the holders:

(1)           for so long as the Company is a direct or indirect Subsidiary of New ListCo and New ListCo (or any Successor Reporting Entity) files an Annual Report on Form 10-K with the SEC, a copy of such Annual Report within 120 days after the end of New ListCo’s (or such Successor Reporting Entity’s) year end;

(2)                within 150 days after the end of each fiscal year ending subsequent to the Issue Date, an annual report of the Virgin Reporting Entity, containing the following information: (a) audited combined or consolidated balance sheets of the Virgin Reporting Entity as of the end of the two most recent fiscal years and audited combined or consolidated income statements and statements of cash flow of the Virgin Reporting Entity for the three most recent fiscal years, in each case prepared in accordance with GAAP, including appropriate footnotes to such financial statements, and a report of the independent public accountants on the financial statements; (b) to the extent relating to such annual periods, an operating and financial review of the audited financial statements, including a discussion of the results of operations, financial condition, and liquidity and capital resources, and a discussion of material commitments and contingencies and critical accounting policies; and (c) to the extent not included in the audited financial statements or operating and financial review, a description of the business, management and shareholders of the Company, all material affiliate transactions and a description of all material contractual arrangements, including material debt instruments; provided, however, that such reports need not (i) contain any segment data other than as required under GAAP or, for so long as the Company is a direct or indirect Subsidiary of New ListCo, as provided by New ListCo (or any Successor Reporting Entity) in its financial reports with respect to the period presented or (ii) include any exhibits;

(3)           within 60 days after each of the first three fiscal quarters in each fiscal year, a quarterly report of the Virgin Reporting Entity containing the following information: (a) unaudited consolidated financial statements of the Virgin Reporting Entity for such period, prepared in accordance with GAAP, and (b) an operating and financial review of such period including a discussion of the results of operations, financial condition, and liquidity and capital resources, and a discussion of material commitments and contingencies and critical accounting policies, and material developments in the business of the Virgin Reporting Entity and its subsidiaries in such period and (c) information with respect to any material acquisition or disposal during the period provided, however, that such reports need not contain any segment data other than as required under GAAP or, for so long as the Company is a direct or indirect Subsidiary of New ListCo, as provided by New ListCo (or any Successor Reporting Entity) in its financial reports with respect to the period presented; and

(4)           within 10 days after the occurrence of such event, information with respect to (a) any change in the independent public accountants of the Virgin Reporting Entity (unless such change is made in conjunction with a change in the auditor of the Ultimate Parent), (b) any material acquisition or disposal, and (c) any material development in the business of the Company and the Restricted Subsidiaries.

(b)              If the Company has designated any of the Restricted Subsidiaries as Unrestricted Subsidiaries and any such Unrestricted Subsidiary or group of Unrestricted Subsidiaries constitute

Significant Subsidiaries of the Company, then the annual and quarterly information required by clauses (a)(2) and (a)(3) of this covenant shall include a reasonably detailed presentation, either on the face of the financial statements, in the footnotes thereto or in a separate report delivered therewith, of the financial condition and results of operations of the Company and the Restricted Subsidiaries separate from the financial condition and results of operations of such Unrestricted Subsidiaries.

(c)               If the Company elects to apply for all purposes of the Indenture, in lieu of GAAP, IFRS pursuant to the definition of GAAP, then the annual and quarterly information required by clauses (a)(2) and (a)(3) of this covenant shall include a reconciliation, either in the footnotes thereto or in a separate report delivered therewith, of such IFRS presentation to the corresponding GAAP presentation of such financial information.

(d)              Notwithstanding the foregoing, the Company may satisfy its obligations under clauses (a)(2) and (a)(3) of this covenant by delivering the corresponding consolidated annual and quarterly reports of VM FinanceCo or any Parent of VM FinanceCo.

(e)               To the extent any material differences exist between the management, business, assets, shareholding or results of operations or financial condition of the Virgin Reporting Entity, VM FinanceCo or such Parent (as the case may be) and the Company, the annual and quarterly reports shall give a reasonably detailed description of such differences and include an unaudited reconciliation of the Company’s financial statements to Virgin Reporting Entity’s, VM FinanceCo’s or such Parent’s (as the case may be) financial statement; provided, however, that if the total revenues, Consolidated EBITDA or Total Assets of the Virgin Reporting Entity and its Subsidiaries, VM FinanceCo or such Parent (as the case may be) for any applicable period (on either a historical or pro forma basis) would deviate from any such measurement of the Company and the Restricted Subsidiaries by 5% or more, then a separate annual or quarterly report, as the case may be, shall be provided for the Company (in which case no report need be provided for the Virgin Reporting Entity, VM FinanceCo or such Parent (as the case may be)).

(f)               In addition, so long as the Notes remain outstanding and during any period during which the Issuer is not subject to Section 13 or 15(d) of the Exchange Act nor exempt therefrom pursuant to Rule 12g3-2(b) of the Exchange Act, the Issuer shall furnish to the holders of the Notes and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(g)                                            The Issuer will at all times comply with TIA §314(a).

                                                          SECTION 5. Ancillary Consents

The Holders of the Notes, by delivery of their Consents (i) expressly authorize and direct the Trustee, without the further consent of the Holders, to waive and amend any and all other provisions of the Indenture and the Notes that would prohibit the consummation of any of the transactions contemplated by the amendments and waivers set forth in Sections 3 and 4 hereof (or that would require the making of a Repurchase Offer) and expressly authorize such amendments and waivers notwithstanding any other provision of the Indenture and (ii) expressly authorize and direct the Trustee to enter into and all amendments to the Indenture to permit and facilitate the amendments and waivers set forth in Sections 3 and 4 hereof, in each case, to the extent such waiver or amendment is necessary or advisable to give effect to and/or reflect the amendments and waivers set forth in Sections 3 and 4 hereof (including with respect to supplementing, modifying and amending the terms of the Notes in such a manner as necessary to make the Notes consistent with the Indenture). The Holders of the Notes, by delivery of their Consents, authorize the making of any and all changes to the Indenture and the Notes necessary to effect to the amendments and waivers set forth in Sections 3 and 4 hereof.

SECTION 6. Conforming Changes

In accordance with Section 9.02 of the Indenture, the Holders of the Notes by delivery of their Consents, permit and approve any and all conforming changes, including conforming amendments and./or waivers, to the Notes and any related documents and any documents appended thereto that may be required by, or as a result of, this Supplemental Indenture.

SECTION 7. Global Notes

Each Global Note, with effect on and from the date hereof and subject to becoming operative, pursuant to Section 2 hereof shall be deemed supplemented, modified and amended in such manner as necessary to make the terms of such Global Note consistent with the terms of the Indenture, as amended by this Supplemental Indenture and giving effect to the amendments and waivers set forth in Sections 3 and 4 hereof.

SECTION 8. Ratification and Effect

Except as hereby expressly amended, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

Upon and after the execution of this Supplemental Indenture, each reference in the Indenture shall mean and be a reference to the Indenture as modified hereby.

SECTION 9. Governing Law

THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

SECTION 10. The Trustee

The recitals in the Supplemental Indenture shall be taken as the statements of the Issuer, the Parent, VM FinanceCo, the Company and the Subsidiary Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or sufficiency of this Supplemental Indenture. The Trustee shall be under no duty whatsoever to make any determination whether any execution, modification, amendment, supplement or confirmation to any document is necessary to implement such amendments and waivers, including those contained herein, and shall be entitled to conclusively rely on the documentation required to be provided under the terms of the Indenture in a form reasonably satisfactory to the Trustee.

SECTION 11. Effect of Headings

The section headings are for convenience only and shall not affect the construction hereof.

SECTION 12. Conflicts

To the extent of any inconsistency between the terms of the Indenture or the Global Notes and this Supplemental Indenture, the terms of this Supplemental Indenture will control.

SECTION 13. Entire Agreement

This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the amendments to the Indenture set forth herein.

SECTION 14. Successors

All covenants and agreements in this Supplemental Indenture given by the parties hereto shall bind their successors.

SECTION 15. Miscellaneous

(A)            In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or of the Indenture shall not in any way be affected or impaired thereby.

(B)            The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement, binding on the parties hereto.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

SIGNATURES

Dated as of February 13, 2013
VIRGIN MEDIA SECURED FINANCE PLC

	By:	/s/ Caroline Withers
	Name:	Caroline Withers
	Title:	Director

VIRGIN MEDIA INC.

	By:	/s/ Caroline Withers
	Name:	Caroline Withers
	Title:	Director

VIRGIN MEDIA FINANCE PLC

	By:	/s/ Caroline Withers
	Name:	Caroline Withers
	Title:	Director

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED

	By:	/s/ Caroline Withers
	Name:	Caroline Withers
	Title:	Director

VIRGIN MEDIA INVESTMENTS LIMITED

	By:	/s/ Caroline Withers
	Name:	Caroline Withers
	Title:	Director

BARNSLEY CABLE COMMUNICATIONS LIMITED

	By:	/s/ Caroline Withers
	Name:	Caroline Withers
	Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

BCMV LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

BIRMINGHAM CABLE LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

CABLE CAMDEN LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

CABLE ENFIELD LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

CABLE HACKNEY & ISLINGTON LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

CABLE HARINGEY LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

DONCASTER CABLE COMMUNICATIONS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

EUROBELL (SOUTH WEST) LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

EUROBELL (SUSSEX) LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

EUROBELL (WEST KENT) LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

EUROBELL INTERNET SERVICES LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

HALIFAX CABLE COMMUNICATIONS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

MIDDLESEX CABLE LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL BUSINESS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS BOLTON

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS BROMLEY

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS BURY & ROCHDALE

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS CHESHIRE

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

NTL CABLECOMMS DERBY

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS GREATER MANCHESTER

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS MACCLESFIELD

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS OLDHAM & TAMESIDE

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS SOLENT

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS STAFFORDSHIRE

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

NTL CABLECOMMS STOCKPORT

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS SURREY

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS SUSSEX

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS WESSEX

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CABLECOMMS WIRRAL

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL CAMBRIDGE LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

NTL KIRKLEES

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL MIDLANDS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

NTL WIRRAL TELEPHONE AND CABLE TV COMPANY

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

SHEFFIELD CABLE COMMUNICATIONS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

TELEWEST COMMUNICATIONS (MIDLANDS & NORTH WEST) LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

TELEWEST COMMUNICATIONS (MIDLANDS) LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

TELEWEST COMMUNICATIONS NETWORKS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

TELEWEST UK LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

VIRGIN MEDIA BUSINESS LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

VIRGIN MEDIA LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

VIRGIN MEDIA PAYMENTS LTD

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

VIRGIN MEDIA SFA FINANCE LIMITED

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

VMWH LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

VIRGIN MOBILE GROUP (UK) LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

VIRGIN MOBILE HOLDINGS (UK) LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

VIRGIN MOBILE TELECOMS LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

VIRGIN NET LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

In the presence of the following witness:		TELEWEST COMMUNICATIONS GROUP LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

VMIH SUB LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

WAKEFIELD CABLE COMMUNICATIONS LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

X-TANT LIMITED

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

In the presence of the following witness:		NTL GLASGOW

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

In the presence of the following witness:		TELEWEST COMMUNICATIONS (CUMBERNAULD) LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

In the presence of the following witness:		TELEWEST COMMUNICATIONS (DUMBARTON) LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

In the presence of the following witness:		TELEWEST COMMUNICATIONS (DUNDEE & PERTH) LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

In the presence of the following witness:		TELEWEST COMMUNICATIONS (FALKIRK) LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

In the presence of the following witness:		TELEWEST COMMUNICATIONS (GLENROTHES) LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

In the presence of the following witness:		TELEWEST COMMUNICATIONS (MOTHERWELL) LIMITED

By:	/s/ Gregory Nardini	By:	/s/ Caroline Withers
Name:	Gregory Nardini	Name:	Caroline Withers
Address:	Talisman, Stanley Road, Bulphan RM14 3RX	Title:	Director

AVON CABLE JOINT VENTURE, by its partners:

Avon Cable Limited Partnership

By: Theseus No. 1 Limited, Avon Cable Limited Partnership’s general partner

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

By: Theseus No. 2 Limited, Avon Cable Limited Partnership’s general partner

		By:	/s/ Caroline Withers
		Name:	Caroline Withers
		Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

Telewest Commnications (South West) Limited

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

TELEWEST COMMUNICATIONS (LONDON SOUTH) JOINT VENTURE, by its partners:

London South Cable Limited Partnership

By: United Cable (London South) Limited Partnership, its managing partner

By: Theseus No. 1 Limited, United Cable (London South) Limited Partnership’s general partner

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

By: Theseus No. 2 Limited, United Cable (London South) Limited Partnership’s general partner

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

Telewest communications (London South) Limited

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

TELEWEST COMMUNICATIONS (NORTH EAST) PARTNERSHIP, by its partners:

Tyneside Cable Limited Partnership

By: Theseus No. 1 Limited, Tyneside Cable Limited Partnership’s general partner

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

By: Theseus No. 2 Limited, Tyneside Cable Limited Partnership’s general partner

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

Telewest Communications (North East) Limited

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

Telewest Communications (Tyneside) Limited

By:	/s/ Caroline Withers
Name:	Caroline Withers
Title:	Director

[Signature Page for Supplemental Indenture for the 2018 Notes]

THE BANK OF NEW YORK MELLON

By:	/s/ Beth Kleeh
Name:	Beth Kleeh
Title:	Vice President

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.

By:	/s/ Beth Kleeh
Name:	Beth Kleeh
Title:	Vice President